Master Servicer's Sarbanes-Oxley Certification
                       (1998 Transactions - 1998 Reports)

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

            I, Gary K. Bettin, a Senior Vice President of Bank of America, N.A., certify that:

1. I have reviewed the annual reports on Form 10-K for the calendar year 1998 and all reports on Form 8-K containing the statements to certificateholders set forth in Section 4.03(b) of the Pooling and Servicing Agreements listed on Exhibit I hereto (the "Distribution Date Statements") filed in respect of periods included in the year covered by such annual reports of the trusts (each, a "Trust") formed pursuant to such Pooling and Servicing Agreements;

2. Based on my knowledge, with respect to each Trust, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such annual report; and

3. Based on my knowledge, the servicing information required to be provided to the trustee by each master servicer under each Pooling and Servicing Agreement for inclusion in the related Trust's Distribution Date Statements is included in these reports.


                                        BANK OF AMERICA, N.A.,
                                           as Master Servicer


                                        By:/s/ Gary K. Bettin
                                           -------------------------------------
                                           Name:  Gary K. Bettin
                                           Title: Senior Vice President

         PARTIES TO AGREEMENT              DATE OF AGREEMENT        SERIES
================================================================================

Bank of America Mortgage Securities,    April 1, 1998               1998-1
Inc., Bank of America, N.A. and
Deutsche Bank National Trust Company
of California

Bank of America Mortgage Securities,    May 1, 1998                 1998-2
Inc., Bank of America, N.A. and
Deutsche Bank National Trust Company
of California

Bank of America Mortgage Securities,    June 1, 1998                1998-3
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 1, 1998                1998-4
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 1, 1998           1998-5
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 1, 1998            1998-6
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 1, 1998            1998-7
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

                 Master Servicer's Sarbanes-Oxley Certification
                       (1998 Transactions - 1999 Reports)

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

            I, Gary K. Bettin, a Senior Vice President of Bank of America, N.A., certify that:

1. I have reviewed the annual reports on Form 10-K for the calendar year 1999 and all reports on Form 8-K containing the statements to certificateholders set forth in Section 4.03(b) of the Pooling and Servicing Agreements listed on Exhibit I hereto (the "Distribution Date Statements") filed in respect of periods included in the year covered by such annual reports of the trusts (each, a "Trust") formed pursuant to such Pooling and Servicing Agreements;

2. Based on my knowledge, with respect to each Trust, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such annual report; and

3. Based on my knowledge, the servicing information required to be provided to the trustee by each master servicer under each Pooling and Servicing Agreement for inclusion in the related Trust's Distribution Date Statements is included in these reports.


                                        BANK OF AMERICA, N.A.,
                                           as Master Servicer


                                        By:/s/ Gary K. Bettin
                                           -------------------------------------
                                           Name:  Gary K. Bettin
                                           Title: Senior Vice President

         PARTIES TO AGREEMENT              DATE OF AGREEMENT        SERIES
================================================================================

Bank of America Mortgage Securities,    April 1, 1998               1998-1
Inc., Bank of America, N.A. and
Deutsche Bank National Trust Company
of California

Bank of America Mortgage Securities,    May 1, 1998                 1998-2
Inc., Bank of America, N.A. and
Deutsche Bank National Trust Company
of California

Bank of America Mortgage Securities,    June 1, 1998                1998-3
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 1, 1998                1998-4
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 1, 1998           1998-5
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 1, 1998            1998-6
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 1, 1998            1998-7
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

                 Master Servicer's Sarbanes-Oxley Certification
                       (1998 Transactions - 2000 Reports)

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

            I, Gary K. Bettin, a Senior Vice President of Bank of America, N.A., certify that:

1. I have reviewed the annual reports on Form 10-K for the calendar year 2000 and all reports on Form 8-K containing the statements to certificateholders set forth in Section 4.03(b) of the Pooling and Servicing Agreements listed on Exhibit I hereto (the "Distribution Date Statements") filed in respect of periods included in the year covered by such annual reports of the trusts (each, a "Trust") formed pursuant to such Pooling and Servicing Agreements;

2. Based on my knowledge, with respect to each Trust, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such annual report; and

3. Based on my knowledge, the servicing information required to be provided to the trustee by each master servicer under each Pooling and Servicing Agreement for inclusion in the related Trust's Distribution Date Statements is included in these reports.


                                        BANK OF AMERICA, N.A.,
                                           as Master Servicer


                                        By:/s/ Gary K. Bettin
                                           -------------------------------------
                                           Name:  Gary K. Bettin
                                           Title: Senior Vice President

         PARTIES TO AGREEMENT              DATE OF AGREEMENT        SERIES
================================================================================

Bank of America Mortgage Securities,    April 1, 1998               1998-1
Inc., Bank of America, N.A. and
Deutsche Bank National Trust Company
of California

Bank of America Mortgage Securities,    May 1, 1998                 1998-2
Inc., Bank of America, N.A. and
Deutsche Bank National Trust Company
of California

Bank of America Mortgage Securities,    June 1, 1998                1998-3
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 1, 1998                1998-4
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 1, 1998           1998-5
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 1, 1998            1998-6
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 1, 1998            1998-7
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

                 Master Servicer's Sarbanes-Oxley Certification
                       (1998 Transactions - 2001 Reports)

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

            I, Gary K. Bettin, a Senior Vice President of Bank of America, N.A., certify that:

1. I have reviewed the annual reports on Form 10-K for the calendar year 2001 and all reports on Form 8-K containing the statements to certificateholders set forth in Section 4.03(b) of the Pooling and Servicing Agreements listed on Exhibit I hereto (the "Distribution Date Statements") filed in respect of periods included in the year covered by such annual reports of the trusts (each, a "Trust") formed pursuant to such Pooling and Servicing Agreements;

2. Based on my knowledge, with respect to each Trust, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such annual report; and

3. Based on my knowledge, the servicing information required to be provided to the trustee by each master servicer under each Pooling and Servicing Agreement for inclusion in the related Trust's Distribution Date Statements is included in these reports.


                                        BANK OF AMERICA, N.A.,
                                           as Master Servicer

                                        By:/s/ Gary K. Bettin
                                           -------------------------------------
                                           Name:  Gary K. Bettin
                                           Title: Senior Vice President

         PARTIES TO AGREEMENT              DATE OF AGREEMENT        SERIES
================================================================================

Bank of America Mortgage Securities,    April 1, 1998               1998-1
Inc., Bank of America, N.A. and
Deutsche Bank National Trust Company
of California

Bank of America Mortgage Securities,    May 1, 1998                 1998-2
Inc., Bank of America, N.A. and
Deutsche Bank National Trust Company
of California

Bank of America Mortgage Securities,    June 1, 1998                1998-3
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 1, 1998                1998-4
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 1, 1998           1998-5
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 1, 1998            1998-6
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 1, 1998            1998-7
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

                     Servicer's Sarbanes-Oxley Certification
                       (1999 Transactions - 1999 Reports)

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

            I, Gary K. Bettin, a Senior Vice President of Bank of America, N.A., certify that:

1. I have reviewed the annual reports on Form 10-K for the calendar year 1999 and all reports on Form 8-K containing the statements to certificateholders set forth in Section 5.04(a) of the Pooling and Servicing Agreements listed on Exhibit I hereto (the "Distribution Date Statements") filed in respect of periods included in the year covered by such annual reports of the trusts (each, a "Trust") formed pursuant to such Pooling and Servicing Agreements;

2. Based on my knowledge, with respect to each Trust, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such annual report; and

3. Based on my knowledge, the servicing information required to be provided to the trustee by each servicer under each Pooling and Servicing Agreement for inclusion in the related Trust's Distribution Date Statements is included in these reports.


                                        BANK OF AMERICA, N.A.,
                                           as Servicer

                                        By:/s/ Gary K. Bettin
                                           -------------------------------------
                                           Name:  Gary K. Bettin
                                           Title: Senior Vice President

                                                                       EXHIBIT I

                PARTIES                    DATE OF POOLING         SERIES
                                              AGREEMENT
================================================================================

Bank of America Mortgage Securities,    February 23, 1999          1999-1
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    March 25, 1999             1999-2
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    April 27, 1999             1999-3
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    April 27, 1999             1999-4
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    May 25, 1999               1999-5
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    June 24, 1999              1999-6
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    June 24, 1999              1999-7
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    July 27, 1999              1999-8
Inc., BA Mortgage, LLC, Bank of
America, N.A. and The Bank of New York

Bank of America Mortgage Securities,    August 26, 1999            1999-9
Inc., BA Mortgage, LLC, Bank of
America, N.A. and The Bank of New York

Bank of America Mortgage Securities,    August 26, 1999            1999-10
Inc., BA Mortgage, LLC, Bank of
America, N.A. and The Bank of New York

Bank of America Mortgage Securities,    September 23, 1999         1999-11
Inc., BA Mortgage, LLC, Bank of
America, N.A. and The Bank of New York

Bank of America Mortgage Securities,    November 23, 1999          1999-12
Inc., BA Mortgage, LLC, Bank of
America, N.A. and The Bank of New York

                     Servicer's Sarbanes-Oxley Certification
                       (1999 Transactions - 2000 Reports)

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

            I, Gary K. Bettin, a Senior Vice President of Bank of America, N.A., certify that:

1. I have reviewed the annual reports on Form 10-K for the calendar year 2000 and all reports on Form 8-K containing the statements to certificateholders set forth in Section 5.04(a) of the Pooling and Servicing Agreements listed on Exhibit I hereto (the "Distribution Date Statements") filed in respect of periods included in the year covered by such annual reports of the trusts (each, a "Trust") formed pursuant to such Pooling and Servicing Agreements;

2. Based on my knowledge, with respect to each Trust, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such annual report; and

3. Based on my knowledge, the servicing information required to be provided to the trustee by each servicer under each Pooling and Servicing Agreement for inclusion in the related Trust's Distribution Date Statements is included in these reports.


                                        BANK OF AMERICA, N.A.,
                                           as Servicer


                                        By:/s/ Gary K. Bettin
                                           -------------------------------------
                                           Name:  Gary K. Bettin
                                           Title: Senior Vice President

                                                                       EXHIBIT I

                PARTIES                    DATE OF POOLING         SERIES
                                              AGREEMENT
================================================================================

Bank of America Mortgage Securities,    February 23, 1999          1999-1
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    March 25, 1999             1999-2
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    April 27, 1999             1999-3
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    April 27, 1999             1999-4
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    May 25, 1999               1999-5
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    June 24, 1999              1999-6
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    June 24, 1999              1999-7
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    July 27, 1999              1999-8
Inc., BA Mortgage, LLC, Bank of
America, N.A. and The Bank of New York

Bank of America Mortgage Securities,    August 26, 1999            1999-9
Inc., BA Mortgage, LLC, Bank of
America, N.A. and The Bank of New York

Bank of America Mortgage Securities,    August 26, 1999            1999-10
Inc., BA Mortgage, LLC, Bank of
America, N.A. and The Bank of New York

Bank of America Mortgage Securities,    September 23, 1999         1999-11
Inc., BA Mortgage, LLC, Bank of
America, N.A. and The Bank of New York

Bank of America Mortgage Securities,    November 23, 1999          1999-12
Inc., BA Mortgage, LLC, Bank of
America, N.A. and The Bank of New York

                     Servicer's Sarbanes-Oxley Certification
                       (1999 Transactions - 2001 Reports)

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

            I, Gary K. Bettin, a Senior Vice President of Bank of America, N.A., certify that:

1. I have reviewed the annual reports on Form 10-K for the calendar year 2001 and all reports on Form 8-K containing the statements to certificateholders set forth in Section 5.04(a) of the Pooling and Servicing Agreements listed on Exhibit I hereto (the "Distribution Date Statements") filed in respect of periods included in the year covered by such annual reports of the trusts (each, a "Trust") formed pursuant to such Pooling and Servicing Agreements;

2. Based on my knowledge, with respect to each Trust, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such annual report; and

3. Based on my knowledge, the servicing information required to be provided to the trustee by each servicer under each Pooling and Servicing Agreement for inclusion in the related Trust's Distribution Date Statements is included in these reports.


                                        BANK OF AMERICA, N.A.,
                                           as Servicer


                                        By:/s/ Gary K. Bettin
                                           -------------------------------------
                                           Name:  Gary K. Bettin
                                           Title: Senior Vice President

                                                                       EXHIBIT I

                PARTIES                    DATE OF POOLING         SERIES
                                              AGREEMENT
================================================================================

Bank of America Mortgage Securities,    February 23, 1999          1999-1
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    March 25, 1999             1999-2
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    April 27, 1999             1999-3
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    April 27, 1999             1999-4
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    May 25, 1999               1999-5
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    June 24, 1999              1999-6
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    June 24, 1999              1999-7
Inc., Bank of America, N.A., BA
Mortgage, LLC and The Bank of New York

Bank of America Mortgage Securities,    July 27, 1999              1999-8
Inc., BA Mortgage, LLC, Bank of
America, N.A. and The Bank of New York

Bank of America Mortgage Securities,    August 26, 1999            1999-9
Inc., BA Mortgage, LLC, Bank of
America, N.A. and The Bank of New York

Bank of America Mortgage Securities,    August 26, 1999            1999-10
Inc., BA Mortgage, LLC, Bank of
America, N.A. and The Bank of New York

Bank of America Mortgage Securities,    September 23, 1999         1999-11
Inc., BA Mortgage, LLC, Bank of
America, N.A. and The Bank of New York

Bank of America Mortgage Securities,    November 23, 1999          1999-12
Inc., BA Mortgage, LLC, Bank of
America, N.A. and The Bank of New York

                     Servicer's Sarbanes-Oxley Certification
                       (2000 Transactions - 2000 Reports)

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

            I, Gary K. Bettin, a Senior Vice President of Bank of America, N.A., certify that:

1. I have reviewed the annual reports on Form 10-K for the calendar year 2000 and all reports on Form 8-K containing the statements to certificateholders set forth in Section 5.04(a) of the Pooling and Servicing Agreements listed on Exhibit I hereto (the "Distribution Date Statements") filed in respect of periods included in the year covered by such annual reports of the trusts (each, a "Trust") formed pursuant to such Pooling and Servicing Agreements;

2. Based on my knowledge, with respect to each Trust, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such annual report; and

3. Based on my knowledge, the servicing information required to be provided to the trustee by the servicer under each Pooling and Servicing Agreement for inclusion in the related Trust's Distribution Date Statements is included in these reports.


                                        BANK OF AMERICA, N.A.,
                                           as Servicer


                                        By:/s/ Gary K. Bettin
                                           -------------------------------------
                                           Name:  Gary K. Bettin
                                           Title: Senior Vice President

                                                                       EXHIBIT I

                PARTIES                    DATE OF POOLING         SERIES
                                              AGREEMENT
================================================================================

Bank of America Mortgage Securities,    January 25, 2000           2000-1
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    March 28, 2000             2000-2
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    May 25, 2000               2000-3
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 26, 2000              2000-4
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 26, 2000         2000-5
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    October 26, 2000           2000-6
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 21, 2000          2000-7
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 21, 2000          2000-8
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 21, 2000          2000-A
Inc., Bank of America, N.A. and The
Bank of New York

                     Servicer's Sarbanes-Oxley Certification
                       (2000 Transactions - 2001 Reports)

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

            I, Gary K. Bettin, a Senior Vice President of Bank of America, N.A., certify that:

1. I have reviewed the annual reports on Form 10-K for the calendar year 2001 and all reports on Form 8-K containing the statements to certificateholders set forth in Section 5.04(a) of the Pooling and Servicing Agreements listed on Exhibit I hereto (the "Distribution Date Statements") filed in respect of periods included in the year covered by such annual reports of the trusts (each, a "Trust") formed pursuant to such Pooling and Servicing Agreements;

2. Based on my knowledge, with respect to each Trust, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such annual report; and

3. Based on my knowledge, the servicing information required to be provided to the trustee by the servicer under each Pooling and Servicing Agreement for inclusion in the related Trust's Distribution Date Statements is included in these reports.


                                        BANK OF AMERICA, N.A.,
                                           as Servicer

                                        By:/s/ Gary K. Bettin
                                           -------------------------------------
                                           Name:  Gary K. Bettin
                                           Title: Senior Vice President

                                                                       EXHIBIT I

                PARTIES                    DATE OF POOLING         SERIES
                                              AGREEMENT
================================================================================

Bank of America Mortgage Securities,    January 25, 2000           2000-1
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    March 28, 2000             2000-2
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    May 25, 2000               2000-3
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 26, 2000              2000-4
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 26, 2000         2000-5
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    October 26, 2000           2000-6
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 21, 2000          2000-7
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 21, 2000          2000-8
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 21, 2000          2000-A
Inc., Bank of America, N.A. and The
Bank of New York

                     Servicer's Sarbanes-Oxley Certification
                       (2001 Transactions - 2001 Reports)

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

            I, Gary K. Bettin, a Senior Vice President of Bank of America, N.A., certify that:

1. I have reviewed the annual reports on Form 10-K for the calendar year 2001 and all reports on Form 8-K containing the statements to certificateholders set forth in Section 5.04(a) of the Pooling and Servicing Agreements listed on Exhibit I hereto (the "Distribution Date Statements") filed in respect of periods included in the year covered by such annual reports of the trusts (each, a "Trust") formed pursuant to such Pooling and Servicing Agreements;

2. Based on my knowledge, with respect to each Trust, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such annual report; and

3. Based on my knowledge, the servicing information required to be provided to the trustee by the servicer under each Pooling and Servicing Agreement for inclusion in the related Trust's Distribution Date Statements is included in these reports.


                                        BANK OF AMERICA, N.A.,
                                           as Servicer

                                        By:/s/ Gary K. Bettin
                                           -------------------------------------
                                           Name:  Gary K. Bettin
                                           Title: Senior Vice President

                                                                       EXHIBIT I

                PARTIES                    DATE OF POOLING         SERIES
                                              AGREEMENT
================================================================================

Bank of America Mortgage Securities,    January 25, 2001           2001-1
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    February 22, 2001          2001-2
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    March 27, 2001             2001-3
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    March 29, 2001             2001-4
Inc., Bank of America, N.A. and Wells
Fargo Bank Minnesota, N.A.

Bank of America Mortgage Securities,    April 24, 2001             2001-A
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    April 24, 2001             2001-5
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    May 24, 2001               2001-6
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    May 29, 2001               2001-B
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    June 26, 2001              2001-7
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    June 27, 2001              2001-C
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 24, 2001              2001-8
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 26, 2001              2001-D
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    August 23, 2001            2001-9
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    August 28, 2001            2001-E
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 25, 2001         2001-10
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    October 23, 2001           2001-F
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 27, 2001          2001-G
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 27, 2001          2001-11
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 20, 2001          2001-H
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 20, 2001          2001-12
Inc., Bank of America, N.A. and The
Bank of New York